Exhibit 99.1

Barclays Global Investor Conference

September 14, 2016

The PNC Financial Services Group

PNC

Cautionary Statement Regarding Forward-Looking and Adjusted Information

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation may contain forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Any such forward-looking statements are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2015 Form 10-K and our 2016 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pretax, pre-provision earnings, tangible book value, and taxable equivalent net interest margin, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under "About Us - Investor Relations." Our SEC filings are available both on our corporate website and on the SEC's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Navigating the Current Environment

PNC is poised to succeed independent of rates

- We are focused on our strategic priorities to drive higher fee income, control expenses and create long-term value

- PNC has additional levers to create positive operating leverage absent rate increases
  - Digitize customer acquisition, fulfillment and payments
  - Transform retail banking
  - Enhance delivery and get paid for value
  - Accelerate lending
  - Redesign the home lending process

Strong Fee Income

Diverse sources of fee income differentiate PNC

- Drivers of fee income
  - Corporate Services: Treasury Management – 10% of total revenue in 1H16; grew 17% in 1H16 over 1H15
  - Consumer Services: Retail payments – debit card, credit card and merchant services fees grew 9% in 1H16 over 1H15
  - Asset Management: Leverage referrals from other PNC businesses; referral sales were 46% of 2Q16 total sales

1H16 Noninterest Income



$ millions
Corporate Services $728
Residential Mortgage $265
Service Charges on Deposits $321
Other $570
Asset Management $718
Consumer Services $691
1H16 Fee Income $2.7 billion
Total $3.3 billion

Fee Income Growth Reflects Execution of Strategic Priorities



$ millions
$4,328
$5,273
$5,462
$5,610
2012
2013
2014
2015

– Fee income (Non-GAAP) - Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits. See Reconciliation in Appendix.

Well-Controlled Expenses

Three years of reduced expenses

- PNC has reduced annual expenses by more than $1 billion over the last three years
- Culture of continuous improvement to identify significant expense reductions
  - Completed actions to capture more than two-thirds of the 2016 continuous improvement program goal of $400 million through the first half of 2016
  - Substantially funding our investments in technology and infrastructure



Well-Controlled Expense
$ millions
$10,486
$9,681
$9,488
$9,463
$4,641
2016 full year guidance: Stable with 2015
2012
2013
2014
2015
1H16

Investing in Technology and Infrastructure

Strengthening technology backbone to enhance efficiency and ability to grow

- Five-year program to build key foundational capabilities of speed, security and stability
- Infrastructure and application modernization, cyber enhancements, employee enablement
- $1.2 billion investment; moving from 13 legacy data centers to three state-of-the-art facilities
- Net savings from technology and infrastructure initiative expected to be reinvested

Provides capacity for new digital applications and is a competitive advantage for PNC going forward

Investing $1.2 billion

Expect to be approximately 80% complete by end of 2016


$ millions
$260
$331
$311
$166
$94
2013/2014
2015
2016F
2017F
2018F

Technology and Infrastructure Initiative Expected to Generate Net Savings in 2017

Data center closures drive net savings


Net Savings
Net (Expense)
$ millions
$(87)
$(140)
$(116)
$7
$94
Net savings create capacity to invest in digital
2013/2014
2015
2016F
2017F
2018F

Net savings and net expense relate to the technology and infrastructure initiative

– F - Forecast

Technology Enhancements Allow for Digitization

Digital experience is core to our retail business model

Protect and Grow Payments

- PNC Mobile Wallet
- Apple, Android, Samsung, Microsoft Pay
- EWS / Real time payments
- eInvoice and pay

Distinctive Financial Tools by Segment

- Virtual Wallet®
- Total Insight℠
- Cash Flow Insight℠
- Home Insight℠

Protect Our Customers / Security

- Tokenize card
- Multi-factor authentication
- Biometrics
- Cross channel fraud platform



Mobile First

Grow Customers and Share of Wallet

- Customer offers based on payment data
- Increase digital marketing
- Online appointment setting
- Build diverse segment capabilities

Omni-Channel Effortless / Integrated

- Tablet workstation
- Mobile click to call
- Mobile ATM staging
- Start anywhere / finish anywhere

Integrate New Models

- Digital credit
- Digital advice

Customer Self-Service

- Scale mobile deposit
- PNC online Help Center
- Go paperless

Retail Distribution Network Transformation

Improving operating efficiency and increasing sales

	Transaction Migration	Universal Branches	Branch Consolidations	Business Banking Operating Model
Progress	▪ 48% of total deposit transactions via ATM and mobile channels in 2Q16, compared to 42% in 2Q15 ▪ 57% of consumer customers used non-teller channels during 2Q16, compared to 52% in 2Q15	▪ 18% of network under the "Universal" model (467 branches) ▪ Converted 102 branches in 2Q16 ▪ Sales and transaction migration outpace overall network	1Q13 – 2Q16: ▪ Closed > 250 branches (9% of total network) ▪ Reduced branch headcount by 19% ▪ Decreased channel costs by approximately 3% annually	▪ Implemented new operating model ▪ Consolidated territories and right sized management and sales structure ▪ Migrating customers with > $5 million in sales to C&IB
Long-Term Potential	▪ Expand scope of transaction migration to business customers ▪ 70% target for alternative channel deposit transactions by 2020	▪ 70 conversions scheduled for 4Q16 ▪ Expect to convert over half of the network to Universal branch format by 2020 ▪ Transform employees vs physical branches	▪ Additional consolidation possibilities (10-15% of existing network), while continuing to meet the needs of our customers	▪ Better leverage cross-sell opportunities ▪ Expand call center model and investments in digitization

$180 million long-term potential run rate savings – partially redeployed in digital capabilities

– Long-Term Potential – refers to incremental efforts with potential for run rate savings of $180 million starting in 2021.

Delivery Generating Consumer Revenue Growth Opportunities

New product and service enhancements to drive incremental fee income

Multi-channel Appointment Setting

- 30% of appointment offers are accepted and 65% of accepted appointments result in a sale
- Focused on consumer, business banking and asset management clients

Getting Paid for Value

- Future products and services that create value customers are willing to pay for
- Payments
  - Real time payments (P2B, B2P)
  - Customer offers based on payment data
- Products
  - Expanded insurance offerings
  - Express funds – immediate funds availability via ATM and mobile
  - SmartAccess Check deposits
- Services
  - Customer identity and financial asset protection

Opportunity to Accelerate Lending

PNC's loan portfolio – growth driven by commercial loans

- Commercial loan growth has been strong through our relationship-based lending approach
- Consumer loan growth has been challenged by runoff and execution
- There is opportunity to grow risk adjusted return through consumer and commercial loan growth

PNC Loan Mix and Loan Yield

Average loans outstanding and average yield



5.0%
4.8%
4.2%
3.8%
3.6%
3.6%
$152
$177
$190
$200
$205
$208
$80
$100
$112
$122
$130
$135
$58
$64
$68
$69
$68
$67
$ billions
2011
2012
2013
2014
2015
1H16
Consumer
Commercial
NSA
Loan Yield

– NSA – Non-strategic assets portfolio includes a consumer portfolio of mainly residential mortgage and brokered home equity loans and lines of credit, and a small commercial lending portfolio

Accelerate Consumer Loan Growth

Loan growth opportunity through improved execution

- Consumer loans are a smaller portion of our portfolio compared to our peers, impacting our loan yield
- Loss experience has been better than our peers
- Change the trajectory of consumer lending through product capability, fulfillment and speed of delivery

Loan Portfolio Mix

Mix as of 6/30/16
Average yield for six months ended 6/30/16



PNC
Consumer 34%
Commercial 66%
Peer Group Average
Consumer 47%
Commercial 53%

Loan Yield: 3.6%

Loan Yield: 4.4%

Net Charge-Offs to Average Total Loans

PNC significantly better than peers



1.68%
1.08%
1.14%
0.73%
0.74%
0.57%
0.54%
0.27%
0.49%
0.19%
0.51%
0.26%
2011
2012
2013
2014
2015
2Q16 (annualized)
Peer Group Average
PNC

- Source – SNL and company filings
- Peer group – See list of Peer Group Banks in Appendix

Initiatives to Drive Growth in Consumer Lending

Enhance customer acquisition, distribution and product capabilities

Credit Card
$4.9 billion portfolio at 6/30/16

- Deepen penetration of existing customer base
  - PNC 25% household penetration vs. 35-40% industry
- Engage customers with tailored product offerings
- Grow within risk appetite by better optimization of risk / return
  - Manage mix towards more profitable revolvers
  - Average FICO of 750 on new accounts, with 40% at 780+
- Increase new accounts through digital channels from 7% to much higher industry average
- $4 – 5 billion long-term growth opportunity

Home Equity
$30.9 billion portfolio at 6/30/16

- Increase application growth to industry rate of 7%
- Digitize process for a better customer experience
  - 15-20% of applications withdrawn by customers
- Broader leverage of distribution channels (example – Mortgage Loan Officers)
- Increase retention of maturing loans
- Build offer process in PNC.com and include prospect offers in all customer information channels
- Launch new origination and servicing platform

Direct Auto
$1.1 billion portfolio at 6/30/16

- Check Ready direct auto product continues to be a double digit growth opportunity
- Mobile platform rollout 2Q17

Private Education
$1.7 billion portfolio at 6/30/16

- Launch private consolidation product
- Leverage University Banking relationships with students including credit card

Installment
$0.9 billion portfolio at 6/30/16

- Launch digital origination capability in 4Q16 focused on existing PNC customers

Changing the trajectory of Consumer Lending

– Industry data source – Argus benchmark study and Icon Advisory data

Corporate Banking Market Expansion

Moving into new markets to complement national C&IB businesses

- Pursuing multi-year expansion of our Middle Market and Corporate Finance businesses
  - Under penetrated in 15 of the top 25 U.S. metropolitan markets
  - Proven success in growing national C&IB businesses in geographies with no branches (Commercial Real Estate, Asset-Based Lending, Equipment Finance)
  - Strong performance to date in Southeast despite limited retail presence
- Deliver our full suite of commercial products and services
  - Implement Regional President model in each market
- Plan to pursue additional markets over time to increase penetration in the top 25 U.S. metropolitan markets
  - Initial expansion markets are Dallas, Minneapolis and Kansas City

Corporate Banking Indexed Average Loan Growth

Southeast growth exceeds legacy markets



140%
130%
120%
110%
100%
Southeast
Legacy Markets
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

Note: excludes out of footprint markets

PNC's Existing Presence in New Markets

As of June 30, 2016

$ billions	Loan Exposure	Headcount
Dallas	$3.9	251
Minneapolis	$2.2	27
Kansas City	$0.6	612

Headcount includes lockbox operation in Dallas, Harris Williams office in Minneapolis and commercial real estate loan servicing operation in Kansas City

– Middle Market and Corporate Finance – Represent clients with $50 million - $2 billion in annual sales

Home Lending Transformation

Integrating residential mortgage and home equity

PNC

Current State: Home Equity and Mortgage Infrastructure

- Sales Channel
  - 2,000 employees
  - $510 million in expense
- Fulfillment
  - 1,245 employees
  - $230 million in expense
- Servicing
  - 2,400 employees
  - $410 million in expense
- Support Services / Other
  - 400 employees
  - $110 million in expense

> $1.2 billion total expenses

Drivers of Efficiency & Growth	Expected Results
Shift to lower cost channels	Revenue enhancement and cost reduction
Eliminate redundant functions	Enhance customer experience
Manage capacity and improve capabilities	Optimize geographic locations
Optimize consumer loan and mortgage operation service centers	Enhance management of related regulatory requirements & risk reduction
Simplify vendor network and obtain volume discounts	Improve fulfillment and booking rates

Multi-year effort with expense and revenue opportunities: Approximately $250 million pretax income

Opportunity for Positive Operating Leverage Absent Rate Rise

Focused on growth and efficiencies

- Continuing to focus on what is within our power to control
- Executing on our strategic priorities
- Applying levers to maintain expenses and generate revenue
  - Digitize customer acquisition, fulfillment and payments
  - Transform retail banking
  - Enhance delivery and get paid for value
  - Accelerate lending
  - Redesign the home lending process

Cautionary Statement Regarding Forward-Looking Information

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

Cautionary Statement Regarding Forward-Looking Information

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our current view that the U.S. economy will grow moderately in the latter half of 2016, boosted by stable oil/energy prices, improving housing activity and moderate job gains, and that short-term interest rates and bond yields will hold fairly steady before gradually rising late this year. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
  - Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and initiatives of the Basel Committee.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.

Cautionary Statement Regarding Forward-Looking Information

- Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
- Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2015 Form 10-K and our 2016 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

Fee Income

$ millions	For the Year Ended 2012	2013	2014	2015	For the six months ended June 30, 2016
Asset management	$1,169	$1,342	$1,513	$1,567	$718
Consumer services	1,136	1,253	1,254	1,335	691
Corporate services	1,166	1,210	1,415	1,491	728
Residential mortgage	284	871	618	566	265
Service charges on deposits	573	597	662	651	321
Total fee income	$4,328	$5,273	$5,462	$5,610	$2,723
Other, including net securities gains	1,544	1,592	1,388	1,337	570
Total noninterest income, as reported	$5,872	$6,865	$6,850	$6,947	$3,293

Peer Group of Banks

PNC

The PNC Financial Services Group, Inc.	PNC
BB&T Corporation	BBT
Bank of America Corporation	BAC
Capital One Financial, Inc.	COF
Fifth Third Bancorp	FITB
JPMorgan Chase & Co.	JPM
KeyCorp	KEY
M&T Bank Corporation	MTB
Regions Financial Corporation	RF
SunTrust Banks, Inc.	STI
U.S. Bancorp	USB
Wells Fargo & Co.	WFC